UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2019 (February 9, 2019)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended  transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 8, 2019, BlackRock TCP Capital Corp. (the "Company") held a Special Meeting of Stockholders, at which the Company's common stockholders approved an amended investment management agreement to be effective on February 9, 2019 (the "Amended Agreement") between the Company and Tennenbaum Capital Partners, LLC (the "Advisor").

The Amended Agreement remains in effect for a period of two years from the date of stockholder approval and thereafter remains in effect from year to year if approved annually by the Company's Board of Directors (the "Board") or by the affirmative vote of the holders of a majority of the Company's outstanding voting securities, including, in either case, approval by a majority of the Company's directors who are not interested persons. The Amended Agreement will automatically terminate in the event of its assignment. The Amended Agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by the Company must be authorized either by the Board or by vote of the stockholders.

The Amended Agreement permits the Advisor to serve as investment advisor to the Company on substantially the same terms as the existing agreement between the Company and the Advisor other than (i) a reduction to the management fee on total assets (excluding cash and cash equivalents) financed using leverage over 1.0x debt-to-equity from 1.5% to 1.0%, (ii) a reduction to the incentive compensation on net investment income and net realized gains (reduced by any net unrealized losses) from 20% to 17.5% and (iii) an amendment to the cumulative total return limitation on incentive compensation so that it is based solely on a hurdle that will be reduced from 8% to 7%.

A more detailed description of the terms of the Amended Agreement was previously reported on the Company's Definitive Proxy Statement filed with the Securities Exchange Commission on January 2, 2019. A copy of the Amended Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Amended and Restated Investment Management Agreement, by and between BlackRock TCP Capital Corp. and Tennenbaum Capital Partners, LLC, dated as of February 9, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended and Restated Investment Management Agreement, by and between BlackRock TCP Capital Corp. and Tennenbaum Capital Partners, LLC, dated as of February 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: February 12, 2019

	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	General Counsel